Ensign Investors Value Fund
                                  Annual Report
                                December 31, 1998



The year 1998 proved to be a volatile year for the stock market. During the last half of the year the market, as reflected by the Standard & Poor's 500 Index declined by nearly 20 percent only to come roaring back to new highs before year-end.

The significance of this dramatic swing in price may not be immediately apparent. The instability, in part at least, came from the fact that once again during 1998 many stocks were extremely overvalued when viewed by traditional standards for measuring value. When companies are so richly priced, any change in the outlook for the economy can have a profound impact on stock prices. On the other hand, money from foreign and other sources continues to pour into the U.S. stock markets because they are viewed as the safest place if troubled economic times lie ahead. Inflows of money must be invested creating additional demand for stocks and pushing prices up.

Many people now believe the high valuations of the last few years are appropriate and indicate a new era in investing, while others view the valuations as more of a mania that will eventually pass and stock values will again be measured by more traditional standards. These conflicting views intensify the dramatic day-to-day changes we have experienced in the last few years.

Underlying this struggle over what value should be given to companies are the management teams, employees, and goods and services offered by the companies. In most cases the companies and their employees were no less efficient in September during the market decline than they had been in July. And the subsequent rise in prices near year-end did not indicated these companies had miraculously regained their earlier expertise and ability. The companies and the people who work for them had not changed. The perception by investors of the value of these companies had changed based on fear of declining global economic conditions and the outlook for business in general.

However, when prices did rebound near year-end, not all stocks were treated equally. Stock prices of a relatively small number of the very largest companies pushed the value of the index up even while the prices of many other good companies did not rebounded. The market is placing a very high premium on the very largest corporations believing they provide the greatest liquidity-ability to sell the stock if the market goes down-and are better be able to weather slower economic conditions. As a result many good companies now have values more in line with what traditional valuation methods would support.

The Fund's primary objective is to find well managed companies that have the potential to produce solid revenue and earnings growth over a period of many years, and to buy those companies when their stock prices represent reasonable values. Although many of the most popular stocks in the market-the ones that continue to push the indexes higher-meet management's criteria for revenue and earnings growth we consider their stock prices to be overvalued. We have focused on companies with a good long-term outlook, but that are being ignored because of the market's obsession with the very largest and strongest companies.

Ensign Investors Value Fund was not immune to the turbulence in the market.
The Fund declined 22 percent from its highest value in July and then rebounded by 25 percent and ended the year with a net asset value of $1.0779. The total return for 1998 was 8.48 percent, this was considerably below the return for the Standard & Poor's 500 of 28.53 percent. In the last few years "value investing" has given way to "growth at any cost investing." We do not believe this trend will continue indefinitely and that over the long-term investors will be better served by avoiding the high priced issues. Further we believe the securities with more reasonable prices offer a greater potential for higher long-term returns than the current market favorites.

The fund's charter establishes an investment strategy of long-term capital appreciation through investments in mid- to large-capitalization stocks. Dividend income is a secondary objective of the fund. Dividend payments are an indication that a company has reached a certain level of maturity in its growth and are also a reflection of management's confidence in its ability to continue to generate sales and earnings.

Sincerely,


Stanley M. Wells
President


                                                       ENSIGN INVESTORS, INC.
                                                         Financial Statements
                                                   December 31, 1998 and 1997

TANNER+Co.
Certified Public Accountants
and Business Advisors


INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Ensign Investors, Inc.


We have audited the accompanying statement of assets and liabilities of Ensign Investors, Inc., including the schedule of investments in securities as of December 31, 1998 and 1997, and the related statements of income, changes in net assets, and the supplementary schedule of selected per share data and ratios for the years then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and supplementary schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. Our procedures included confirmation of securities owned at December 31, 1998 and 1997 by corresponding with the custodian. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary schedule referred to above present fairly, in all material respects, the financial position of Ensign Investors Inc. at December 31, 1998 and 1997, the results of its operations for the years then ended, the changes in its net assets and the selected per share data and ratios for the years then ended, in conformity with generally accepted accounting principles.


/s/Tanner+Co.

Salt Lake City, Utah
February 11, 1999

Ensign Investors, Inc.
Statement of Assets and Liabilities
                                                               December 31,

                                                            1998       1997
Assets
Investment in securities, at value (cost $372,716 and
$273,675, respectively)                                  $402,539    $275,537

Interest and dividends receivable                             310         781
                                                          _______     _______
       Total assets                                       402,849     276,318
                                                          _______     _______

Liabilities

Current liabilities-
   related party accounts payable                             110       2,201
                                                          _______     _______
Net assets applicable to outstanding capital shares -
  authorized 500,000,000 shares of $.10 par value;
  outstanding 373,619 and 271,024 shares, respectively  $402,739     $274,117
                                                         _______      _______

    Net asset value per share                           $   1.08     $   1.01


See accompanying notes to financial statements


                                                       ENSIGN INVESTORS, INC.
                                        Schedule of Investments in Securities

                                                                 December 31,

                                         1998                    1997
                         Principal                   Principal
                         Amount or  Market           Amount of  Market
                         Shares     Value  Percent   Shares     Value  Percent
                         _________  ______ _______   _________  ______ _______

Common stock, 90% and 35%, respectively:
Retail:                                        7%                           4%
   Albertsons, Inc.          200   12,700              200      $9,450
   Autozone, Inc.            500   16,469                -           -
Building and Construction:                     5%                           4%
   Clayton Homes, Inc.     1,400   18,900              600      10,800
Medical/Dental Supplies:                      11%                           7%
   Ballard Medical
     Products              1,000   24,250              500      12,125
   Stryker Corp              400   21,725              200       7,450
Consumer Products:                            14%                           3%
   Newell Company            400   16,425              200       8,500
   Gillette Co.              300   14,531                -           -
   Diebold, Inc.             500   17,563                -           -
   Legett & Platt            300    6,488                -           -
Business Information Services:                 2%                           5%
   Reuters Group             120    7,605              200      13,250
Diversified Operations:                        9%                           8%
   Federal Signal            700   19,075              600      12,975
   Johnson Controls          200   11,750              200       9,550
   Dover Corp.               100    3,631                -           -
Telecommunication:                            11%                           4%
   Andrew Corporation        800   12,850              500      12,000
   L.M. Ericsson Tele. Co.   600   14,213                -           -
   Motorola, Inc.            300   18,300                -           -
Transportation                                 3%
   Air Express
     International Corp      600   13,350                -           -
Computer Services                              2%
   Automatic Data
     Processing, Inc.        100    7,938                -           -
Pharmaceutical                                 3%
   Bristol Meyers Squibb     100   13,225                -           -
Scientific and Technical
 Instr.                                        2%
   Emerson Electric Co.      100    6,213                -           -
Hi-Tech                                        8%
   Hewlett-Packard Co.       100    6,875                -           -
   Intel Corp                200   23,750                -           -
Chemicals                                      4%
   RPM, Inc.               1,100   17,394                -           -
Oil & Gas Operations                           6%
   Questar                   200    3,850                -           -
   Nabors Industries, Inc.   600    7,950                -           -
   Schlumberger LTD          300   14,044                -           -
Regional Banks                                 3%
   State Street Corp         100    7,160                -           -
   Zions Utah
    Bancorporation           100    6,106                -           -
                                  _______                      _______
Total common stock, (cost
$334,044 and $94,338,
respectively)                     364,330                       96,100
                                  _______                      _______

See accompanying notes to financial statements

                                                       ENSIGN INVESTORS, INC.
                                        Schedule of Investments in Securities
                                                                    Continued

                                                                 December 31,

                                         1998                    1997
Real estate trust 5% and
   1%, respectively:
   Real Estate Operations:                     5%                          1%
     Equity Residential
      Properties Trust       200    8,075                -           -
     Washington Real
      Estate Trust           600   11,250              200       3,350
                                  _______                       ______

    Total real estate trust
     (cost $19,788 and
     $3,250, respectively)         19,325                        3,350
                                  _______                       ______
Temporary investments, 5%
and 64%, respectively:
Cash Funds:                                    5%                          64%
   Temporary Reserve
   Central Bank                     5,801                       69,904
   Waterhouse Securities           13,083                      106,183
                                  _______                      _______
     Total temporary
      investments
      (cost $18,884 and
      $176,087,
      respectively)                18,884                      176,087
                                  _______                      _______
Total investments, 100%
  (cost $372,716 and
  $273,675, respectively)        $402,539                     $275,537
                                  _______                      _______


See accompanying notes to financial statements


                                                       ENSIGN INVESTORS, INC.
                                                          Statement of Income

                                                      Year Ended December 31,

                                                         1998           1997
Investment income:                                   ________        ________
  Income:
    Interest                                         $  1,478        $  9,301
    Dividends                                          11,544             373
                                                     ________        ________
                                                       13,022           9,674

  Expenses:
    Investment advisory fee                             2,304           2,114
    Custodian fee                                       1,225             661
    Other                                               1,302             668
                                                     ________        ________
                                                        4,831           3,443

       Net investment income                            8,191           6,231
                                                     ________        ________

Realized and unrealized gain (loss) on
investments:
  Realized loss from securities transactions:
    Proceeds from sale                                 25,163               -
    Cost of securities sold                           (31,643)              -
                                                     ________        ________
       Net realized loss on investments                (6,480)              -
                                                     ________        ________
  Change in net unrealized appreciation of
investments:
    Beginning of year                                   1,862               -
    End of year                                        29,823           1,862
                                                     ________        ________

  Increase in net unrealized appreciation
  of investments                                       27,961           1,862
                                                     ________        ________
       Net gain on investments                         21,481           1,862
                                                     ________        ________

       Net increase in net,
       assets resulting from operations              $ 29,672        $  8,093
                                                     ________________________


See accompanying notes to financial statements

                                                       ENSIGN INVESTORS, INC.
                                           Statement of Changes in Net Assets

                                                      Year Ended December 31,

                                                         1998           1997
                                                     ________        ________
Increase in net assets from operations:
    Net investment income                            $  8,191        $  6,231
    Net realized loss from investments                 (6,480)              -
    Change in net unrealized appreciation
      of investments                                   27,961           1,862
                                                     ________        ________

        Net increase in net assets resulting
        from operations                                29,672           8,093
                                                     ________        ________

Distributions to shareholders - net
  investment income                                    (8,000)         (6,000)
                                                     ________        ________

From capital share transactions:
    Payments for redemption of 176 shares                   -            (180)
    Sale of 102,595 and 271,200 shares,
      respectively, to investors                      106,950         272,204
                                                     ________        ________
       Increase in net assets from capital share
       transactions                                   106,950         272,024
                                                     ________        ________

       Increase in net assets                         128,622         274,117
Net assets, beginning of year                         274,117               -
                                                     ________        ________

Net assets, end of year (including undistributed
  net investment income of $422)                     $402,739        $274,117
                                                     ________________________

See accompanying notes to financial statements.

                                                       ENSIGN INVESTORS, INC.
                                                Notes to Financial Statements

                                                   December 31, 1998 and 1997

1. Summary of Significant Accounting Policies

Organization
The Company was incorporated on August 29, 1996 under the laws of the State of Utah and on December 2, 1998 was registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Securities Valuation
The value of securities traded on any national exchange has been determined at their last sales price on the year end date. Investments are stated at value based on latest quoted market prices or at fair value as determined by the Board of Directors.

Federal Income Taxes
The Company's intention is to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders it pays no income tax. However, currently the fund does not qualify under Subchapter M until the registration is in effect for a complete year.

Cash and Cash Equivalents
The Company considers all nongovernment debt instruments of nine months or less to be cash or cash equivalents.

Other
As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective security.

Concentration of Credit
The Company is a diversified open-end management company (Mutual Fund) investing in common stocks, preferred stock, and securities convertible into common stocks. The fund's value is subject to fluctuations based on market conditions, interest rates, and other economic, business, and political news.

Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires the plan administrator to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results may differ from those estimates.


2. Management and Advisory Fees with Related Parties

The Company has contracts with Wells Investment Services, Inc. wherein Wells Investment Services, Inc. acts as an investment advisor to the Company.

Under the Advisory and Service Contract, the Company pays the advisor a monthly fee computed on the average daily net assets of the Fund at the annual rate of 1.0% of the average daily net assets of the Fund up to $50 million, plus 0.75% of the next $450 million, and 0.5% of the excess over $500 million. The fee will be calculated daily and paid at the end of each month after services have been rendered. The Advisor has voluntarily agreed to limit total expenses to
1.5 percent of the Company's average net assets computed on a daily basis. The Company paid $2,304 and $2,114 in 1998 and 1997, respectively, to Wells Investment Services, Inc.

3. Accumulated Undistributed Investment Income

Net investment income had been distributed as follows:

                                                              December 31,

                                                            1998       1997
                                                          _______    _______
    Accumulated net investment
      income distributed:
       December 31, 1998 and 1997                         $ 8,000    $ 6,000

    Accumulated realized gains
      distributed:
       December 31, 1998 and 1997                               -          -
                                                          _______    _______

    Total net investment income and
      realized gain distributed                           $ 8,000    $ 6,000
                                                          _______    _______

    Net unrealized appreciation in
      value of investments as of
      December 31, 1998 and 1997                          $29,823    $ 1,862
                                                          _______    _______

As of December 31, 1998 and 1997, net investment income of $191 and $231, respectively, had not been distributed to the Company's shareholders.


4.Distributions to Shareholders

On December 16, 1998 and December 10, 1997, cash distributions of $.02 and $.02 per share, respectively, aggregating in $8,000 and $6,000 were declared and paid from net investment income.


5.Financial Instruments

None of the Company's financial instruments are held for trading purposes. The Company estimates that the fair value of all financial instruments at December 31, 1998 and 1997, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgement is necessarily required in interpreting market data to develop the estimates of fair value, and, accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

                                                       ENSIGN INVESTORS, INC.
                    Supplementary Schedule Selected Per Share Data and Ratios

                                                      Year Ended December 31,

                                                         1998           1997
                                                       _______        _______
Per Share Data

Investment income                                      $  0.03        $  0.04

Expenses                                                 (0.01)         (0.01)
                                                       _______        _______
Net investment income                                     0.02           0.03

Dividends from net investment income                     (0.02)         (0.02)

Net realized and unrealized gain on securities            0.06              -

Capital share transactions                                0.01           1.00

Distributions from net realized gain on securities           -              -
                                                       _______        _______
Net increase in net asset value                           0.07           1.01

Net asset value at beginning of year                      1.01              -
                                                       _______        _______

Net asset value at end of year                         $  1.08        $  1.01
                                                       ______________________

Ratios

Expenses to average net assets %                         1.36           1.53

Net investment income to average net assets %            2.61           2.77

Portfolio turnover ratio                                 0.08              -

Number of shares outstanding at end of year           373,619        271,024
                                                      ______________________


